Exhibit 99.1

Giga-tronics Incorporated Signs Share Exchange Agreement With BitNile Holdings and Gresham Worldwide

Agreement provides for combination between Gresham Worldwide and Giga-tronics, which is expected to increase Giga-tronics revenue more than 250% and create strong provider of bespoke electronic solutions for the global defense industry

DUBLIN, California, December 28, 2021 – [BUSINESS WIRE] – Giga-tronics Incorporated (“Giga”) (OTCQB: GIGA) today announced that it has entered into a Share Exchange Agreement (“Agreement”) with BitNile Holdings, Inc. (“BitNile”) (NYSE American: NILE) and BitNile’s global defense subsidiary, Gresham Worldwide, Inc. (“Gresham”) providing for Giga’s acquisition of Gresham. The transaction combines Giga, a producer of sophisticated RADAR and Electronic Warfare threat emulation systems and RF filters, with Gresham, a global provider of proprietary, purpose-built electronic solutions to militaries and leading defense companies around the world in the areas of RF devices, power electronics, automated test and missile launch.

The companies expect the transaction to generate synergies that will enable the combined entity to significantly enhance their position in the rapidly growing market for electronic warfare and RF solutions, driven by a heightened global awareness of the importance of electromagnetic spectrum superiority. The combined entity will have over 60 global defense industry customers, expected combined revenues of approximately $‐‐40 million for the 12 months ending March 2023 and operations spanning the globe.

“We eagerly look forward to combining with Gresham Worldwide,” commented John Regazzi, Chief Executive Officer of Giga. “Gresham’s operations complement Giga well with little overlap. The combination accelerates Giga’s efforts to grow in attractive market areas by adding scale, production capacity, engineering, R&D expertise and global reach with access to many new customers. The combined entity will be well-positioned to drive organic and inorganic growth, realize cost synergies and leverage management’s expertise to drive value for our shareholders.”

“Gresham Worldwide aims to accelerate growth, both organically and through acquisitions of similar providers of bespoke technology solutions for defense customers,” commented Jonathan R. Read, Chief Executive Officer of Gresham. “Joining with Giga, a well-established developer of key technologies for defense applications, enables Gresham to better serve customers in our core markets and unlock synergies across our operating subsidiaries. Combining with Giga expands Gresham’s presence in the US defense market -- adding strong management, innovative technology and enhanced engineering resources to benefit investors, customers and employees alike. We also gain access to public capital markets that will allow for more creative growth strategies.”

The Agreement contemplates that Giga will acquire Gresham from BitNile in exchange for shares of Giga common stock and preferred stock and that Giga will repurchase or redeem its currently outstanding shares of preferred stock. Currently outstanding shares of Giga common stock will remain outstanding. As a result of and immediately following these transactions, the combined entity will continue as a publicly traded company, approximately 68% of which will be owned by BitNile.

The transactions are subject to the approval of Giga’s shareholders and other customary conditions. The parties expect to complete Giga’s acquisition of Gresham during the first calendar quarter of 2022.

Additional Information and Where to Find It

In connection with the proposed acquisition, Giga will file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary and definitive proxy statement or consent solicitation statement. GIGA’S SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT OR CONSENT SOLICITATION MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Shareholders of Giga will be able to obtain a free copy of these documents, when they become available, at the website maintained by the SEC at www.sec.gov or free of charge at www.gigatronics.com.

Additionally, Giga will file other relevant materials in connection with Giga’s proposed acquisition of Gresham pursuant to the terms of a Share Exchange Agreement, by and among Giga, BitNile and Gresham. Giga and its directors, executive officers and other members of its management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies or consents of Giga shareholders in connection with the proposed acquisition. Shareholders of Giga may obtain more detailed information regarding the names, affiliations and interests of certain of Giga’s executive officers and directors in the solicitation by reading Giga’s most recent Annual Report on Form 10-K, which was filed with the SEC on June 25, 2021 and the amendment thereto, which was filed with the SEC on July 26, 2021. These documents are available free of charge at the SEC’s website at www.sec.gov or by going to Giga’s website at www.gigatronics.com. Information concerning the interests of Giga’s participants in the solicitation, which may, in some cases, be different than those of Giga’s shareholders.

About Giga-tronics Incorporated

Giga-tronics Incorporated is a publicly held company, traded on the OTCQB under the symbol "GIGA". Giga produces RADAR filters and Microwave Integrated Components for use in military defense applications as well as sophisticated RADAR and Electronic Warfare test products primarily used in electronic warfare test & emulation applications.

About Gresham Worldwide Incorporated

Gresham Worldwide, Inc. is a private holding company that owns Enertec Systems 2001 Ltd, RELEC Electronics Ltd, Microphase Corporation and Gresham Power Electronics Ltd. The company offers competitive solutions for Electronic Warfare, Power Conversion & Electronics, RF Microwave & Filter Applications, IED, VBIED & UAIED Counter Measures, Drone and Robotics technologies. While the Gresham and its subsidiaries primarily support the Defense & Aerospace industry as well mission critical applications in Transportation, Industrial and Medical Technology market sectors.

Forward-Looking Statements

This press release contains “forward looking statements” as defined by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended including whether and when the closing of the share exchange will occur, the benefits of the transaction, the redemption of Giga’s preferred stock, synergies, the acceleration of Giga’s business, forecasted and pro forma revenues, future growth and prospects, completion of other acquisitions, and synergies from the combination. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties, including those related to the expected benefits of the proposed transactions; statements concerning future operating results, revenues, growth, production or market share; any other statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. A number of important factors and uncertainties could cause actual results or events to differ materially from those described in these forward-looking statements, including without limitation: the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the approval of the Agreement by Giga’s shareholders; the agreements of the holders all outstanding preferred stock to redemption; receipt of Gresham’s audited and reviewed financial statements; the occurrence of any event, change or other circumstance that could give rise to the termination of the Agreement; the outcome of any legal proceedings that may be instituted against Giga related to the Agreement or the proposed transaction; unexpected costs, charges or expenses resulting from the proposed transactions; the occurrence of a Giga Material Adverse Effect (as defined in the Share Exchange Agreement); and other risks that are described in the reports of Giga filed the SEC, including but not limited to the risks described in Giga’s Annual Report on Form 10-K for its fiscal year ended March 27, 2021, and that are otherwise described or updated from time to time in other filings with the SEC. Giga assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. Forward-looking statements speak only as of the date they are made, and Giga does not undertake any obligation to update any of them publicly in light of new information or future events. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors. More information, including potential risk factors, that could affect the Giga’s business and financial results are included in Giga’s filings with the U.S. Securities and Exchange Commission, including, but not limited to, Giga’s’ Forms 10-K, 10-Q, and 8-K. All filings are available at www.sec.gov and on Giga’s websites at www.gigatronics.com.

Giga-tronics Investor Contact:

Lutz Henckels

Executive Vice President, CFO, COO

lhenckels@gigatronics.com

(925) 328-4650 ext. 4698

Or

John Nesbett/Jennifer Belodeau

IMS Investor Relations

Jnesbett@imsinvestorrelations.com

(203) 972-9200

Gresham Worldwide Investor Contact:

KCSA Strategic Communications

Valter Pinto, Managing Director

PH: (212) 896-1254

Gresham@KCSA.com